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                                                                    Exhibit 99.1

              DORSEY TRAILERS, INC. CASE NO. 00-06792-WRS
                             Balance Sheet
                       As of December 31, 2000


                    ASSETS

Current assets
Cash
      Pre-petition bank accounts                         $    269,405
      Post-petition bank accounts
              Operating                                       297,962
              Payroll                                          57,836
              Tax                                              11,236
      Petty cash                                                1,263
                                                         ------------
        Total Cash                                            637,702

Accounts receivable
   Pre-petition                                               769,810
   Post-petition                                              872,870
  Allowance for doubtful accounts                             (17,368)
  Other receivable                                             46,011
                                                         ------------
    Total accounts receivable                               1,671,323

Inventory
  Raw materials                                             7,148,759
  Work-in-process                                             125,000
  Finished goods                                              583,864
  Used trailers                                               184,919
  Inventory reserves                                       (4,948,070)
                                                         ------------
    Total inventory                                         3,094,472

Other current assets                                          103,060
                                                         ------------
Total current assets                                        5,506,557

Property, plant & equipment                                 6,140,000

Other assets
  Note receivable                                             444,632
  Deposits                                                    125,594
                                                         ------------
    Total other assets                                        570,226

Total assets                                             $ 12,216,783
                                                         ============

       LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities
  Accounts payable Pre-petition                          $ 16,051,030
  Accounts payable  Post-petition                             155,167
  Accrued expenses  Pre-petition                            4,097,846
  Accrued expenses  Post-petition                             113,447
  Revolving line of credit                                  2,513,549
  Other debt                                                8,172,946
                                                         ------------
    Total current liabilities                              31,103,985

Long-term pension liability Pre-petition                    1,600,000
Long-term warranty reserve Pre-petition                       516,000
                                                         ------------
Total liabilities                                          33,219,985

Stockholders' deficit
Preferred stock, $0.1 par value, 500,000 shares
     authorized, none issued or outstanding                        --
Common Stock, $0.1 par value, 30,000,000 shares
     authorized, 5,054,049 issued and outstanding              50,540
Additional paid-in-capital                                  2,731,378
Accumulated deficit                                       (23,785,120)
                                                         ------------
  Total stockholders' deficit                             (21,003,202)
                                                         ------------

Total liabilities and stockholders' deficit              $ 12,216,783
                                                         ============



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                   DORSEY TRAILERS, INC. CASE NO. 00-06792-WRS
                             Statement of Operations
                           For Period December 4, 2000
                            through December 31, 2000



Sales                                            $ 1,507,570
Cost of sales                                      1,535,895
                                                 -----------
Gross loss                                           (28,325)

Selling, general and
     administrative expenses                         190,279
                                                 -----------
Loss from operations                                (218,604)

Interest expense, net                                 53,155
                                                 -----------
Loss before income taxes                            (271,759)

Provision for (benefit from) income taxes                 --
                                                 -----------
Net loss                                         $  (271,759)
                                                 ===========



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                   DORSEY TRAILERS, INC. CASE NO. 00-06792-WRS
                AGING OF ACCOUNTS PAYABLE AND ACCOUNTS RECEIVABLE
                             AS OF DECEMBER 31, 2000

                       ACCOUNTS PAYABLE       ACCOUNTS
                          & ACCRUED          RECEIVABLE
                          EXPENSES          (PRE & POST-
                        (POST-PETITION)       PETITION)
                       ----------------     ------------

Current to 30 days        $   268,614        $   865,802

31 to 60 days                      --            350,291

61 to 90 days                      --            343,848

91 to 120 days                     --             (1,327)

121 days and older                 --             84,066
                          -----------        -----------

Total                     $   268,614        $ 1,642,680
                          ===========        ===========



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                   DORSEY TRAILERS, INC. CASE NO. 00-06792-WRS
                              OTHER MONIES ON HAND
                             AS OF DECEMBER 31, 2000



 Other Monies on hand:
 (identify any other monies on hand such as petty cash, etc. and amount)

                        1  Petty Cash                            $ 1,263
                                                                 =======



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                   DORSEY TRAILERS, INC. CASE NO. 00-06792-WRS
                         STATEMENT OF STATUS OF PAYMENTS
                      MADE TO SECURED CREDITORS AND LESSORS
               FOR THE PERIOD DECEMBER 4 THROUGH DECEMBER 31, 2000


 Secured creditors:

        1.)   Foothill Capital Corp.

              Regular contracted payment:                           $ -  per            -
                                                         ---------------     -------------
              Adequate protection payment offered:                  $ -  per            -
                                                         ---------------     -------------
              Current period adequate protection payments made by wire:          Date      Amount

                                                                              12/11/2000    $   420,332
                                                                              12/20/2000      1,012,504
                                                                              12/22/2000        126,687
                                                                              12/29/2000        133,591
                                                                                            -----------
                                                                                            $ 1,693,114
                                                                                            ===========

              Number of Post-petition adequate protection payments not made since filing: #           -    Amount           $ -
                                                                                            ------------          --------------


        2.)   Bankhead Enterprises

              Regular contracted payment:                      $ 89,251  per  quarter.
                                                         ---------------
              Adequate protection payment offered:                  $ -  per            -
                                                         ---------------     -------------
              Check number of current period adequate protection payment                          Amount       $ -
                                                                             -------------               ----------
              Number of Post-petition adequate protection payments not made since filing: #      1          Amount      $ 89,251
                                                                                            ------------          --------------


        3.)   Small Business Administration

              Regular contracted payment:                      $ 40,500  per  month.
                                                         ---------------
              Adequate protection payment offered:                  $ -  per            -
              Check number of current period adequate protection payment                -         Amount       $ -
                                                                             -------------               ----------
              Number of Post-petition adequate protection payments not made since filing: #            -    Amount           $ -
                                                                                            ------------          --------------

              Note:  SBA payments had been deferred until February 3rd, 2001 per a moratorium granted July 17, 2000.

 Lessors whose leases have not been rejected:

              None for this period




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                   DORSEY TRAILERS, INC. CASE NO. 00-6792-WRS
                             PREPARER'S CERTIFICATE


As the preparer of the foregoing report, I hereby certify under penalty of perjury that the information contained herein is truthful, complete, and accurate to the best of my knowledge and belief.


Dated: January 25, 2001            /s/ Allyson V. Turnbull
      -----------------            -----------------------
                                   Preparer's Signature


                                   /s/ Keith B. Lonergan
                                   ---------------------
                                   Debtor's Signature


                                   Allyson V. Turnbull, Corporate Controller
                                   -----------------------------------------
                                   Preparer's name (typed/printed)


                                   1315 Hickman St.
                                   ---------------------
                                   Preparer's address


                                   Elba, Alabama   36323
                                   ---------------------------------
                                   City          State         Zip




                             CERTIFICATE OF SERVICE

The undersigned hereby certifies that a copy of the foregoing report has this date been served on all parties in interest and the bankruptcy administrator by placing a copy of the sale in the United State mail with sufficient postage prepaid.


Done this 31st day of January, 2001.


                                                     /s/ Cameron A. Metcalf
                                                     ----------------------
                                                     Signature


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